UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 15, 2012
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 10, 2012, our Annual Meeting of Shareholders was held.  The matters voted upon and the results of the vote were as follows:

Proposal One:  Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Butler	4,416,101,236	27,783,021	16,886,854	1,233,986,933
Kimberly A. Casiano	4,408,234,927	36,744,759	15,791,425	1,233,986,933
Anthony F. Earley, Jr.	4,217,279,190	226,720,449	16,771,372	1,233,986,933
Edsel B. Ford II	4,269,987,609	180,437,481	10,345,097	1,233,986,933
William Clay Ford, Jr.	4,405,349,791	43,488,628	11,926,609	1,233,986,933
Richard A. Gephardt	4,220,616,464	225,178,036	14,976,611	1,233,986,933
James H. Hance, Jr.	4,372,888,308	68,842,492	19,040,311	1,233,986,933
William W. Helman IV	4,415,506,092	27,068,641	18,196,239	1,233,986,933
Irvine O. Hockaday, Jr.	4,393,551,025	50,711,498	16,508,548	1,233,986,933
Jon M. Huntsman, Jr.	4,411,830,420	32,863,796	16,076,511	1,233,986,933
Richard A. Manoogian	3,826,524,413	617,092,748	17,153,787	1,233,986,933
Ellen R. Marram	4,372,362,311	72,093,183	16,315,617	1,233,986,933
Alan Mulally	4,420,427,153	30,804,125	9,539,833	1,233,986,933
Homer A. Neal	4,400,073,551	44,410,204	16,287,357	1,233,986,933
Gerald L. Shaheen	4,406,732,430	37,866,311	16,172,370	1,233,986,933
John L. Thornton	4,208,213,292	236,512,177	16,045,642	1,233,986,933

Proposal Two:  Ratification of the Selection of the Independent Registered Public Accounting Firm.  A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2012 was adopted with the votes shown:

For	Against	Abstained	Broker Non-Votes
5,615,691,752	60,305,738	18,760,554	0

Proposal Three:  Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
4,265,692,905	171,516,535	23,560,164	1,233,986,933

Proposal Four:  Relating to the Adoption of Cumulative Voting for the Election of Directors.   A proposal relating to the adoption of cumulative voting for the election of directors was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
633,804,750	3,805,171,658	21,792,811	1,233,986,933

Proposal Five:  Relating to Consideration of a Recapitalization Plan to Provide that All of the Company's Outstanding Stock Have One Vote Per Share.  A proposal relating to consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,333,234,792	3,107,296,507	20,237,409	1,233,986,933

Proposal Six:  Relating to Permitting Holders of 10% of Common Stock to Call Special Shareholder Meetings.  A proposal relating to permitting holders of 10% of Ford Common Stock to call special shareholder meetings was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
876,966,782	3,564,946,848	18,851,368	1,233,986,933

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 15, 2012	By:	/s/ Bradley M. Gayton
Bradley M. Gayton,
Secretary